                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                VAN ECK VIP TRUST - VAN ECK VIP GLOBAL BOND FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2010

Item 1. Report to Shareholders

ANNUAL REPORT

DECEMBER 31, 2010

Van Eck VIP Trust

          Van Eck VIP Global Bond Fund

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of December 31, 2010, and are subject to change.

VAN ECK VIP GLOBAL BOND FUND

Effective May 1, 2010, the Worldwide Bond Fund was renamed the Van Eck VIP Global Bond Fund. The Fund’s investment objective did not change.

Dear Shareholder:

For the twelve months ended December 31, 2010, the Initial Class shares of the Van Eck VIP Global Bond Fund gained 6.20%, outpacing its benchmark, the Citigroup World Government Bond (CGWGBI) Index1, which returned 5.17%. The Fund benefited during the period from a regulatory settlement received from unaffiliated third parties (in the first half of the year) and, to a lesser extent, from its overweight position in both U.S. currency and U.S bonds (duration) relative to the benchmark. The Fund was also helped on a relative and absolute basis from its long-term strategy of favoring the major dollar-denominated bond markets, especially the Australian, Canadian, and New Zealand bond markets. However, for the year, the Fund’s underweighting in the Japanese bond market detracted from performance, given the yen’s dramatic rally relative to the U.S. dollar. Finally, the Fund’s overweight exposure to the euro, relative to the benchmark, had a negative impact on Fund performance given the deep impact of the European sovereign debt crisis, as discussed below.

The Fund invests primarily in high-quality debt instruments of bond markets worldwide, with heavy emphasis on government bonds of developed nations. As of December 31, 2010, approximately 79% of the Fund’s bond holdings were rated triple-A and approximately 5% were rated double-A, by Moody’s Investors Service and Standard & Poor’s. Given the Fund’s focus on higher-grade government bonds, we believe that the Fund is well positioned in the current environment. Since high-quality bond markets move generally in different cycles and with varying supply/demand characteristics, global bonds can add balance to a diversified fixed income strategy.

Market and Economic Review

Throughout 2010, global central banks continued to maintain accommodative monetary policies in order to encourage economic momentum and to promote normal functioning of global credit markets. Nevertheless, the year proved to be yet another volatile period for investors, across almost all asset classes. We began the year on a positive note having climbed back from financial disaster in 2009, and with a cautious confidence that the global economy was in moderate recovery. Interest rates responded by climbing higher between January through April, and there was even talk of a possible need for tightening by the U.S. Federal Reserve to normalize its overly accommodative monetary policy stance. As we moved into April, however, the recovery appeared to lose momentum, and by May, markets were concerned that the positive impact 2009’s broad government stimulus had run its course. At the same time, several economic assaults in the first half appeared to thwart the nascent global recovery, particularly Europe’s sovereign debt crisis, a perceived slowdown in China’s growth, and a persistent 10% unemployment rate here in the U.S. In particular, however, many of us were surprised by the pace and scope of the deterioration witnessed across the Eurozone in the second quarter, as financial troubles originating in Greece to pressure on other peripheral European markets like Ireland, Italy, Portugal and Spain.

When we wrote to you at midyear, fears of global economic weakness had taken hold among most investors, and this somewhat bleak global economic outlook persisted through summer’s end. For fixed income investors, growing anxiety meant a strong midyear finish for higher-quality global bond markets. Especially as the European sovereign debt crisis worsened, and weak U.S. economic reports increased, a flight-to-quality ensued that increased the value of high-quality debt instruments and caused yields to fall. The benchmark 10-year U.S. Treasury note yield began the year at 3.84%, and ended the first half at 2.93%, dropping 0.9 percentage points alone in the second quarter. Among the major currencies, the Japanese yen and U.S. dollar benefited from the flight-to-quality that characterized the year’s first half, and at the same time, the euro weakened as the Greece bailout took center stage in Europe.

In late August, investors began to focus on hints from U.S. Federal Reserve Chairman Ben Bernanke, at his Jackson Hole speech, that the U.S. Federal Reserve seemed poised to initiate a second round of quantitative easing (“QE2”) in order to spur economic growth, and to keep inflation from falling below the Fed’s target range. This monetary support (totaling $600 billion), via a renewal of large-scale asset purchases by the U.S. government starting in the fourth quarter, proved especially beneficial to equity investors. For fixed income investors, QE2 ushered in a period of rising interest rates. Global government bond yields rose sharply during the fourth quarter in response to QE2 as well as improving global economic data. For U.S. bond investors, the renewed commitment to continued accommodative monetary policies coincided with a general improvement in the economy’s outlook, which spurred a sell-off in government bonds and pushed up the yield on the 10-year U.S. Treasury note from 2.93% at June 30 to 3.30% by December 31; in all, the benchmark 10-year note ended the year 54 basis points lower than at the year’s start.

Elsewhere among developed global bond markets, there was a broad-based rise in yields on the back of the fourth quarter sell-off. European bond yields rose significantly in response to stronger-than-expected core European economic data, concerns over the cost of a peripheral European bailout, and the European Central Bank’s (ECB) ongoing inflation

VAN ECK VIP GLOBAL BOND FUND

concerns. The yield on the 10-year German government bond ended the year at 2.96%; it began the year at 3.39% and fell to 2.58% at June 30. The U.K. 10-year sovereign bond ended the year at 3.40% (up from 3.36% at June 30). It is also worth noting that in the Europe’s peripheral markets, most notably Greece, Ireland, Italy, Portugal and Spain, continued to be a drag on economic growth in the Eurozone. Following the Greek bailout, the Irish government agreed to a substantial bailout package from the International Monetary Fund (IMF) for its ailing sovereign and banking sectors, while the European Union (EU) announced a permanent crisis resolution mechanism for the entire Eurozone. Finally, the Japanese 10-year sovereign bond yield ended the year at 1.13%, after touching seven-year lows of 0.85% early in the fourth quarter. Japanese fixed-income markets were surprised by the Bank of Japan’s fourth quarter announcement of a comprehensive monetary easing seeking to establish long-term price stability but 10yr Japanese yields trended higher for much of the remainder of the year. Overall for the year, the yield on the Japanese 10-year was down having started 2010 at 1.30%.

In terms of currencies, Europe’s debt troubles forced investors out of euros and into U.S. dollars throughout the year. The U.S. Dollar Index (DXY)2 gained 10.48% for the first six months, but then declined 8.13% in the second half on the back of slower growth and in anticipation of QE2; overall, the Index gained 1.50% for the twelve-month period. The euro hit four-year lows against the dollar in the first half, and lost 6.54% for the year, on the back of Europe’s sovereign debt crisis. By contrast, the Japanese yen was the clear currency winner in 2010, climbing more than 14%. The reduced negative carry associated with the yen, along with its safe-haven status, helped the currency to reach all-time highs in 2010.

Fund Review

We began 2010 by repositioning the Fund so that it moved from an underweight to overweight bias in terms of U.S. currency and U.S. duration exposure relative to the benchmark Index, and maintained this bias throughout the year. Overall, this had a positive impact on the Fund’s performance.

Elsewhere among the dollar block countries, we continued to maintain an overweight position in Canadian bonds relative to the benchmark Index, and this helped the Fund, as the Canadian bond market gained 12.03% in U.S. dollar terms. We also maintained overweight positions in both Australian and New Zealand bonds. The Australian bond market was up 19.81% in U.S. dollar terms for 2010, in contrast to 5.11% in local market terms for the period. The Fund’s exposure to the New Zealand bond market hurt relative performance in the first half as currency weakness reduced local market performance. The New Zealand market rose 14.72% in U.S. dollar terms in 2010, and 6.86% in local currency terms. We continue to favor the Australian, Canadian and New Zealand bond markets on a relative basis as we believe they should benefit from stronger fiscal situations and leverage to emerging market economies.

Our Japanese underweight (both in terms of currency and bonds) was the largest detractor to relative performance for the period, given the strength of the yen relative to the U.S. dollar. The yen strengthened dramatically against the dollar as it received a flight to quality bid in the second quarter. This helped push the Japanese market up 17.54% in U.S. dollar terms for the year (compared to 2.40% in local yen terms). Despite this strong performance, we continue to find Japanese bonds unattractive given low yields, Japan’s poor economic fundamentals, and its continued weak fiscal situation.

In terms of the Eurozone, overall we were overweight the euro currency, and as the year progressed, we moved from an overweight to a neutral position in terms of European bond exposure, in response to the intensification of Europe’s sovereign debt crisis. Our European exposure dampened performance. Eurozone bond market performed poorly in 2010, gaining 0.99% in local currency terms and declining 5.57% in U.S. dollar terms as the euro weakened dramatically relative to the dollar. Also, the Fund’s overweight UK bond position dragged on relative performance during the year as this market gained just 3.99% in U.S. dollar terms (compared to gaining 7.26% in local currency terms).

Outlook

Our outlook for 2011 is based on a view that developed market monetary policies will remain accommodative focusing on promoting growth while emerging market economies are likely to see monetary policies with a tightening bias and a focus on containing inflationary pressures. In the U.S., we believe that QE2, the extension of the Bush tax cuts, and what appears to be a shift to the center by President Obama are all supportive of improved growth prospects in the U.S. We also feel that Europe will do what is necessary to work through the sovereign debt issues they are facing and ensure the survival of the euro and its monetary union. The developed markets continue to work through the deleveraging process and have significant spare capacity that should prevent inflationary pressures.

While emerging market economies continue to grow well, and are not hampered by excessive debt like their developed market counterparts they do not enjoy similar levels of spare capacity and therefore inflationary concerns are more problematic. Emerging economies will need to tighten monetary policy and look to gradually slow growth where inflationary pressures continue to build.

The Fund is subject to risks associated with investments in debt securities, debt securities rated below investment grade, common stocks, convertible securities, derivatives, asset-backed securities, CMOs and to risks associated with investments in other investment companies. Bonds and bond funds will decrease in value as interest rates rise. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is also subject to non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your investment in the Van Eck VIP Global Bond Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Charles T. Cameron Portfolio Manager	Gregory F. Krenzer Portfolio Manager

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

Note: All country and regional bond market returns are Citigroup Government Bond Indices.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	Citigroup World Government Bond Index (CGWGB) is a market capitalization weighted benchmark that tracks the performance of approximately 20 world government bond markets.

[2]	U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

VAN ECK VIP GLOBAL BOND FUND

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

As of December 31, 2010. Portfolio subject to change.

*	Percentage of net assets.

**	Percentage of investments.

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Average Annual Total Return 12/31/10	Fund Initial Class	CGWGB

One Year	6.20%	5.17%

Five Year	6.38%	7.09%

Ten Year	7.00%	7.00%

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

Average Annual Total Return 12/31/10	Fund Class R1	CGWGB

One Year	6.20%	5.17%

Five Year	6.40%	7.09%

Life (since 5/1/04)	6.16%	6.10%

Hypothetical Growth of $10,000 (Since Inception: Class R1)

Inception date for the Van Eck VIP Global Bond Fund was 9/1/89 (Initial Class) and 5/1/04 (Class R1); index return for the Class R1 performance comparison is calculated as of nearest month and (4/30/04).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Citigroup World Government Bond (CGWGB) Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

VAN ECK VIP GLOBAL BOND FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 to December 31, 2010.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period* July 1, 2010- December 31, 2010

Initial Class	Actual	$1,000.00	$1,058.00	$5.70
	Hypothetical**	$1,000.00	$1,019.66	$5.60

Class R1	Actual	$1,000.00	$1,058.00	$5.70
	Hypothetical**	$1,000.00	$1,019.66	$5.60

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2010), of 1.10% on Initial Class,1.10% on Class R1 Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

SCHEDULE OF INVESTMENTS
December 31, 2010

Principal Amount		Value

BONDS AND NOTES: 92.7%
Australia: 5.3%
AUD 2,400,000	Australia Government Bond 5.75%, 05/15/21	$2,493,819

Belgium: 5.2%
EUR 1,800,000	Belgium Government Bond 4.00%, 03/28/17	2,462,269

Canada: 8.7%
CAD 4,000,000	Canadian Government Bond 6.00%, 06/01/11	4,102,142

France: 5.7%
EUR 1,900,000	France Government Bond 3.75%, 04/25/17	2,695,871

Germany: 14.6%
EUR 3,000,000	Bundesrepublik Deutschland 4.75%, 07/04/28	4,661,521

EUR 1,600,000	Kreditanstalt fuer Wiederaufbau 3.63%, 01/20/20	2,197,029

		6,858,550

Italy: 5.2%
EUR 1,800,000	Italian Government Bond 5.00%, 02/01/12	2,470,460

Netherlands: 5.9%
EUR 1,900,000	Netherlands Government Bond 4.00%, 07/15/16	2,768,673

New Zealand: 7.8%
NZD 4,500,000	New Zealand Government Bond 6.50%, 04/15/13	3,696,396

United Kingdom: 8.0%
GBP 2,400,000	United Kingdom Gilt 4.25%, 03/07/11	3,766,456

United States: 26.3%
USD 1,000,000	Caterpillar, Inc. 7.90%, 12/15/18	$1,289,054
	U.S. Treasury Bonds
USD 3,500,000	2.63%, 11/15/20	3,302,033
USD 5,000,000	3.63%, 02/15/20	5,189,845
USD 2,000,000	6.63%, 02/15/27	2,630,938

		12,411,870

Total Bonds and Notes (Cost: $37,541,194)		43,726,506

Number of Shares

MONEY MARKET FUND: 6.1% (Cost: $2,879,407)
2,879,407	AIM Treasury Portfolio - Institutional Class	2,879,407

Total Investments: 98.8% (Cost: $40,420,601)		46,605,913
Other assets less liabilities: 1.2%		574,034

NET ASSETS: 100.0%		$47,179,947

AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
NZD	— New Zealand Dollar
USD	— United States Dollar

Summary of Investments by Sector (unaudited)	% of Investments	Value

Financial	4.7%	$2,197,029
Government	86.3	40,240,423
Industrial	2.8	1,289,054
Money Market Fund	6.2	2,879,407

	100.0%	$46,605,913

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Bonds and Notes *	$—	$43,726,506	$—	$43,726,506
Money Market Fund	2,879,407	—	—	2,879,407

Total	$2,879,407	$43,726,506	$—	$46,605,913

* See Schedule of Investments for security type and geographic sector breakouts

See Notes to Financial Statements

VAN ECK VIP GLOBAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value (Cost $40,420,601)	$46,605,913
Receivables:
Shares of beneficial interest sold	90,719
Interest	667,053
Foreign tax reclaim	13,462
Prepaid expenses	2,405

Total assets	47,379,552

Liabilities:
Payables:
Shares of beneficial interest redeemed	83,782
Due to Adviser	35,223
Deferred Trustee fees	13,826
Accrued expenses	66,774

Total liabilities	199,605

NET ASSETS	$47,179,947

Initial Class Shares:
Net Assets	$35,688,415

Shares of beneficial interest outstanding	2,966,572

Net asset value, redemption and offering price per share	$12.03

Class R1 Shares:
Net Assets	$11,491,532

Shares of beneficial interest outstanding	955,414

Net asset value, redemption and offering price per share	$12.03

Net Assets consist of:
Aggregate paid in capital	$36,301,652
Net unrealized appreciation	6,192,126
Undistributed net investment income	3,737,917
Accumulated net realized gain	948,252

$47,179,947

See Notes to Financial Statements

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Income:
Interest		$1,744,638

Total income		1,744,638

Expenses:
Management fees	$471,426
Transfer agent fees - Initial Class	16,367
Transfer agent fees - R1 Class Shares	12,491
Custodian fees	10,776
Professional fees	32,123
Reports to shareholders	61,538
Insurance	2,486
Trustees’ fees and expenses	6,901
Other	7,584

Total expenses	621,692
Waiver of management fees	(103,150)

Net expenses		518,542

Net investment income		1,226,096

Net realized gain on:
Investments		5,490
Foreign currency transactions and foreign denominated assets and liabilities		2,535,801

Net realized gain		2,541,291

Change in net unrealized appreciation (depreciation) on:
Investments		(2,666,500)
Foreign currency transactions and foreign denominated assets and liabilities		6,363

Change in net unrealized depreciation		(2,660,137)

Net Increase in Net Assets Resulting from Operations		$1,107,250

See Notes to Financial Statements

VAN ECK VIP GLOBAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2010	2009

Operations:
Net investment income	$1,226,096	$1,343,334
Net realized gain	2,541,291	407,301
Net change in unrealized appreciation (depreciation)	(2,660,137)	561,585

Net increase in net assets resulting from operations	1,107,250	2,312,220

Dividends to shareholders from:
Net investment income
Initial Class Shares	(1,213,045)	(1,232,333)
Class R1 Shares	(444,772)	(512,683)

Total dividends	(1,657,817)	(1,745,016)

Settlement payments from unaffiliated third parties	1,684,964	—

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	10,960,563	7,889,333
Class R1 Shares	1,197,634	2,353,432

	12,158,197	10,242,765

Reinvestment of dividends
Initial Class Shares	1,213,045	1,232,333
Class R1 Shares	444,772	512,683

	1,657,817	1,745,016

Cost of shares redeemed
Initial Class Shares	(11,095,673)	(10,999,804)
Class R1 Shares	(3,067,923)	(4,835,278)
Redemption fees	86	1,049

	(14,163,510)	(15,834,033)

Net decrease in net assets resulting from share transactions	(347,496)	(3,846,252)

Total increase (decrease) in net assets	786,901	(3,279,048)

Net Assets:
Beginning of year	46,393,046	49,672,094

End of year (including undistributed net investment income of $3,737,917 and $1,633,837, respectively)	$47,179,947	$46,393,046

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

Initial Class Shares:
Shares sold	930,726	684,579
Shares reinvested	107,826	117,142
Shares redeemed	(945,461)	(983,788)

Net increase (decrease)	93,091	(182,067)

Class R1 Shares:
Shares sold	102,380	205,868
Shares reinvested	39,570	48,734
Shares redeemed	(262,297)	(435,374)

Net decrease	(120,347)	(180,772)

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Initial Class Shares

	Year Ended December 31,

	2010		2009	2008	2007	2006

Net asset value, beginning of year	$11.75		$11.52	$12.12	$11.78	$12.03

Income from investment operations:
Net investment income	0.31		0.34	0.41	0.41	0.53
Net realized and unrealized gain (loss) on investments	(0.02)		0.30	0.02	0.66	0.20

Total from investment operations	0.29		0.64	0.43	1.07	0.73

Less dividends from:
Net investment income	(0.42)		(0.41)	(1.03)	(0.73)	(0.98)

Total dividends	(0.42)		(0.41)	(1.03)	(0.73)	(0.98)

Settlement payments from unaffiliated third parties	0.41		—	—	—	—

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$12.03		$11.75	$11.52	$12.12	$11.78

Total return (a)	6.20	%(c)	5.98%	3.61%	9.71%	6.48%

Ratios/Supplementary Data
Net Assets, end of year (000’s)	$35,688		$33,757	$35,200	$39,745	$39,071
Ratio of gross expenses to average net assets	1.30%		1.31%	1.17%	1.32%	1.28%
Ratio of net expenses to average net assets	1.10%		1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	2.60%		2.95%	3.08%	3.31%	3.77%
Portfolio turnover rate	35%		0%	2%	20%	19%

	Class R1 Shares

	Year Ended December 31,

	2010		2009	2008	2007	2006

Net asset value, beginning of year	$11.75		$11.52	$12.11	$11.77	$12.02

Income from investment operations:
Net investment income	0.33		0.35	0.41	0.40	0.52
Net realized and unrealized gain (loss) on investments	(0.04)		0.29	0.03	0.67	0.21

Total from investment operations	0.29		0.64	0.44	1.07	0.73

Less dividends from:
Net investment income	(0.42)		(0.41)	(1.03)	(0.73)	(0.98)

Total dividends	(0.42)		(0.41)	(1.03)	(0.73)	(0.98)

Settlement payments from unaffiliated third parties	0.41		—	—	—	—

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$12.03		$11.75	$11.52	$12.11	$11.77

Total return (a)	6.20	%(c)	5.98%	3.70%	9.73%	6.48%

Ratios/Supplementary Data
Net assets, end of year (000’s)	$11,492		$12,636	$14,472	$14,533	$12,238
Ratio of gross expenses to average net assets	1.37%		1.36%	1.21%	1.38%	1.35%
Ratio of net expenses to average net assets	1.10%		1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	2.60%		2.95%	3.08%	3.31%	3.75%
Portfolio turnover rate	35%		0%	2%	20%	19%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share
(c)	The Fund received settlement payments from unaffiliated third parties which represented 3.71% of the Initial Class Shares and Class R1 Shares total return.

See Notes to Financial Statements

VAN ECK VIP GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2010

Note 1—Fund Organization—Van Eck VIP Trust, formerly Van Eck Worldwide Insurance Trust, (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Global Bond Fund, formerly Worldwide Bond Fund, (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund offers two classes of shares: Initial Class Shares and Class R1 Shares. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as level 1 in the fair value hierarchy (as described below). The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Bonds and notes are fair valued by a pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as level 2 in the fair value hierarchy. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as level 2 or level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

NOTES TO FINANCIAL STATEMENTS
(continued)

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2010, the Fund had no outstanding forward foreign currency contracts.

F.

Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Statement of Changes in Net Assets.

Income, expenses (excluding class-specific expenses) and realized/ unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% on the average daily net assets in excess of $750 million. The Adviser has agreed, at least until May 1, 2011, to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.10% of average daily net assets, for both Initial Class Shares and Class R1 Shares. For the year ended December 31, 2010, the Adviser waived management fees in the amount of $103,150. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the distributor.

Note 4—Investments—For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investments-other than U.S. government securities and short-term obligations aggregated $14,691,530 and $14,404,244, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2010 was $40,420,601 and net unrealized appreciation aggregated $6,185,312 of which $7,117,504 related to appreciated securities and $932,192 related to depreciated securities.

VAN ECK VIP GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

At December 31, 2010, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$4,703,167
Accumulated capital losses	—
Other temporary difference	(16,998)
Unrealized appreciation	6,192,126

Total	$10,878,295

The tax character of dividends and distributions paid to shareholders were as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009

Ordinary income	$1,657,817	$1,745,016

During the year ended December 31, 2010, the Fund utilized $742,202 of capital loss carryovers.

During 2010, as a result of permanent book to tax differences, the Fund increased undistributed net investment income by $2,535,801, decreased accumulated net realized gain on investments by $850,837 and decreased aggregate paid in capital by $1,684,964. Net assets were not affected by this reclassification. These differences are due to foreign currency transactions and settlement proceeds.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2007-2009), or expected to be taken in the Fund’s current tax year. Therefore, no provision for income tax is required in the Fund’s financial statements.

Note 6—Concentration of Risk—The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

At December 31, 2010, the aggregate shareholder accounts of three insurance companies own approximately 58%, 22% and 10% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. At December 31, 2010, the Fund had no outstanding borrowings under the Facility.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. For the year ended December 31, 2010, there was no securities lending activity.

Note 10—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2010, there were no offsets of custodial fees.

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 11—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

A dividend of $0.961 per share from net investment income and a distribution of $0.245 per share from short-term capital gains were paid on January 31, 2011 to shareholders of record of Initial Class Shares and Class R1 Shares as of January 28, 2011, with a reinvestment date of January 31, 2011.

VAN ECK VIP GLOBAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and
Shareholders of Van Eck VIP Global Bond Fund:

We have audited the accompanying statement of assets and liabilities of Van Eck VIP Global Bond Fund, formerly Worldwide Bond Fund (one of the Funds comprising Van Eck VIP Trust, formerly Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2010, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 14, 2011

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address(1) and Age	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees

Jon Lukomnik 54 (A)(G)	Trustee since March 2006; Currently, Chairman of the Governance Committee	Managing Partner, Sinclair Capital LLC, 2008 to present; Program Director, IRRC Institute, 2008 to present.	10	Director, The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 53 (A)(G)	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	10	Director and Chair of Audit Committee of 3E Company; formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 62 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Public Member of the Investment Committee, Maryland State Retirement System since 1991.	10	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 56 (A)(G)	Trustee since June 2004; Currently, Vice Chairman of the Board and Chairman of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	45	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 50 (A)(G)	Trustee since 1995; Currently, Chairman of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	45	Director, SmartBrief, Inc.

Robert L. Stelzl 64 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital (real estate property management services company), 2004 to present.	10	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.

VAN ECK VIP GLOBAL BOND FUND

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address(1) and Age	Position(s) Held with Trust,	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Officers:

Russell G. Brennan, 45	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Vice President, Robeco Investment Management (July1990-September 2005); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 50	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 52	Vice President and Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 55	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 53	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC, Treasurer (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996- April 2005). Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 30	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 61	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 35	Vice President and Assistant Secretary	Since 2006

Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 55	Senior Vice President and Chief Financial Officer	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 46	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)

Director, Executive Vice President and Owner of the Adviser; Director and Executive Vice President of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Trustees.

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This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 335 Madison Avenue New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to
     Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal  accountant for the Van Eck VIP Trust, billed audit fees of $113,500 for 2010 and $118,000 for 2009.

b)   Audit-Related Fees

     Ernst & Young billed other audit-related fees of $6,134 for 2010 and $1,138 for 2009.

c)   Tax Fees

     Ernst & Young billed tax fees of $20,500 for 2010 and $22,050 for 2009.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Global Bond Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck VIP Global
     Bond Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP GLOBAL BOND FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP and CFO
                         -------------------------------
Date  March 1, 2011
      -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date  March 1, 2011
      -------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  March 1, 2011
      -------------